EXHIBIT 10.12

                          PROMISSORY NOTE PAYABLE

All-American Golf Center, Inc. (AAGC) acknowledges receipt of $50,000.00 on January 8, 2007 from BE District, LLC (District). AAGC promises to repay this note in its entirety with interest at 10% per annum, accrued monthly, and no later than January 7, 2008.

Acknowledged and agreed to this 8th day of January 2007 by:



/s/ Ron Boreta
Ron Boreta, President
All-American Golf Center, Inc.


/s/ John Boreta
John Boreta
BE District, LLC


                          PROMISSORY NOTE PAYABLE

All-American Golf Center, Inc. (AAGC) acknowledges receipt of $25,000.00 on January 22, 2007, from BE District, LLC (District). AAGC promises to repay this note in its entirety with interest at 10% per annum, accrued monthly, and no later than January 21, 2008.

Acknowledged and agreed to this 22nd day of January 2007 by:



/s/ Ron Boreta
Ron Boreta, President
All-American Golf Center, Inc.


/s/ John Boreta
John Boreta
BE District, LLC



                           PROMISSORY NOTE PAYABLE

All-American Golf Center, Inc. (AAGC) acknowledges receipt of $25,000.00 on June 14, 2007, from BE District, LLC (District). AAGC promises to repay this note in its entirety with interest at 10% per annum, accrued monthly, and no later than June 12, 2008.

Acknowledged and agreed to this 14th day of June 2007 by:



/s/ Ron Boreta
Ron Boreta, President
All-American Golf Center, Inc.


/s/ John Boreta
John Boreta
BE District, LLC



                           PROMISSORY NOTE PAYABLE

All-American Golf Center, Inc. (AAGC) acknowledges receipt of $35,000.00 on July 10, 2007, from BE District, LLC (District). AAGC promises to repay this note in its entirety with interest at 10% per annum, accrued monthly, and no later than July 10, 2008.

Acknowledged and agreed to this 14th day of June 2007 by:



/s/ Ron Boreta
Ron Boreta, President
All-American Golf Center, Inc.


/s/ John Boreta
John Boreta
BE District, LLC



                           PROMISSORY NOTE PAYABLE

All-American Golf Center, Inc. (AAGC) acknowledges receipt of $20,000.00 on August 1, 2007, from Saint Andrews Golf Shop Ltd. (SAGS). AAGC promises to repay this note in its entirety with interest at 10% per annum, accrued monthly, and no later than August 1, 2008.

Acknowledged and agreed to this 1st day of August 2007 by:



/s/ Ron Boreta
Ron Boreta, President
All-American Golf Center, Inc.


/s/ John Boreta
John Boreta
Saint Andrews Golf Shop Ltd.



                          PROMISSORY NOTE PAYABLE

All-American Golf Center, Inc. (AAGC) acknowledges receipt of $25,000.00 on August 8, 2007, from Saint Andrews Golf Shop Ltd. (SAGS). AAGC promises to repay this note in its entirety with interest at 10% per annum, accrued monthly, and no later than August 8, 2008.

Acknowledged and agreed to this 8th day of August 2007 by:



/s/ Ron Boreta
Ron Boreta, President
All-American Golf Center, Inc.


/s/ John Boreta
John Boreta
Saint Andrews Golf Shop Ltd.